UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2006

CENTERSTAGING CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	021-80703	45-0476087
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3407 Winona Avenue Burbank, CA 91504 (Address of Principal Executive Offices)

(818) 559-4333 (Registrant’s Telephone Number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01.  Entry into a Material Definitive Agreement

As of July 1, 2006, CenterStaging Corp. entered into separate Revolving Line of Credit Agreements, or Credit Agreements, with each of its four directors and executive officers, Johnny Caswell, Howard Livingston, Roger Paglia, and Jan Parent. Under the terms of the Credit Agreements, each of these individuals may, in his sole and absolute discretion, advance funds to us on a revolving basis to meet our short-term working capital needs as we may request from time to time. The total principal amount of all advances outstanding at any time under each Credit Agreement may not exceed $250,000.

Advances made under each Credit Agreement will be evidenced by a Revolving Promissory Note dated July 1, 2006 from our company in favor of each of these individuals. Under the terms of each Promissory Note, each advance bears interest at a fixed rate equal to the “prime rate” in effect at the time of the advance and will be due and payable on demand. As of July 18, 2006, a total of $60,000 principal amount of advances were outstanding under the Credit Agreements.

Separate and apart from the Credit Agreements, our directors and executive officers previously advanced to us a total of $160,000 as follows: Johnny Caswell - $25,000 on June 16, 2006; Howard Livingston - $30,000 on May 26, 2006 and $30,000 on June 19, 2006; Roger Paglia - $30,000 on May 26, 2006 and $20,000 on June 15, 2006; and Jan Parent - $25,000 on June 16, 2006. The advances, which are evidenced by book entries only, bear interest at a fixed annual rate equal to the “prime rate” in effect on the dates of the advances and are due and payable upon demand. We used the advances to augment our working capital.

We have relied upon, and will continue to rely upon, financing activities to meet our working capital and other business needs.

Our ability to obtain needed financing will depend upon a number of factors, including market conditions, our results of operations, our success in implementing our business plan for rehearsals.com, and investors’ perception of our business and prospects. Notwithstanding their willingness to make discretionary advances to us as described above, our directors and executive officers have no obligation to provide any financing, and there is no assurance that we will be able to obtain any needed financing on suitable terms, or at all.

Item 9.01. Financial Statements and Exhibits

Exhibit

10.1	Revolving Line of Credit Agreement dated as of July 1, 2006 between CenterStaging Corp. and Johnny Caswell, including as an exhibit the form of related Revolving Promissory Note.

10.2	Revolving Line of Credit Agreement dated as of July 1, 2006 between CenterStaging Corp. and Howard Livingston, including as an exhibit the form of related Revolving Promissory Note.

10.3	Revolving Line of Credit Agreement dated as of July 1, 2006 between CenterStaging Corp. and Roger Paglia, including as an exhibit the form of related Revolving Promissory Note.

10.4	Revolving Line of Credit Agreement dated as of July 1, 2006 between CenterStaging Corp. and Jan Parent, including as an exhibit the form of related Revolving Promissory Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2006	CENTERSTAGING CORP.

	By:	/s/ Roger Paglia
Roger Paglia
Chief Executive Officer